                                                                    EXHIBIT 99.1


PRESS RELEASE

Contact: William W. Moreton
         Chief Financial and Administrative Officer

Phone:   (314) 633-7123

      PANERA BREAD SECOND QUARTER EARNINGS PER SHARE INCREASED 63% TO $0.13

St. Louis, Mo. August 22, 2002 - Panera Bread Company (Nasdaq:PNRA) today reported that net income for the 12 weeks ended July 13, 2002, rose to $3,873,000 compared to $2,354,000 for the 12 weeks ended July 14, 2001. Earnings per diluted share increased 63% to $0.13 for the 12 weeks ended July 13, 2002 from $0.08 for the 12 weeks ended July 14, 2001. Earnings per share amounts have been adjusted to reflect the two-for-one stock split payable in the form of a stock dividend on June 24, 2002.

System-wide sales and total revenues increased 45% and 43%, respectively, for the 12 weeks ended July 13, 2002, compared to the 12 weeks ended July 14, 2001, as follows:

                              12 Weeks ended     12 Weeks Ended        Percentage
                              July 13, 2002      July 14, 2001          Increase
                              --------------     --------------      -------------
System-wide sales             $ 167,214,000      $ 115,102,000                 45%
Total revenues                $  62,274,000      $  43,680,000                 43%

System-wide comparable bakery-cafe sales (excluding the one specialty bakery-cafe and closed locations) increased 6.7% for the 12 weeks ended July 13, 2002 (4.6% for company-owned and 7.8% for franchised bakery-cafes). This marks the 26th consecutive quarter that Panera Bread (on a stand-alone basis) has reported positive comparable company bakery-cafe sales. Comparable bakery-cafes include those bakery-cafes that have been open for at least 18 four week periods in the reporting quarter.

As of July 13, 2002, there were 414 Panera Bread bakery-cafes (including the one specialty bakery-cafe). During the 12 weeks ended July 13, 2002, 25 new Panera Bread bakery-cafes were opened and one bakery-cafe was closed, as follows:

                                                     Company-owned    Franchised     Total System
                                                     -------------   -------------   -------------
Bakery-cafes as of April 20, 2002                              117             273             390
Bakery-cafes opened                                              6              19              25
Bakery-cafes closed                                              0              -1              -1
                                                     -------------   -------------   -------------
Bakery-cafes as of July 13, 2002                               123             291             414

During the second quarter, the company signed a new area development agreement in Los Angeles county for a commitment of 17 new bakery-cafes and increased an existing area development agreement in Iowa by three bakery-cafes. This brought the total number of active additional franchise commitments in place as of July 13, 2002 to 509.

System-wide average weekly sales (excluding the one specialty bakery-cafe and closed locations) for the 12 weeks ended July 13, 2002, were $34,650 per week. This equates to an annualized sales volume of $1,802,000, a 6.3% increase over the same period in the prior year. A summary of bakery-cafe sales and operating weeks is as follows:

                                                12 weeks ended      12 weeks ended     Percentage
                                                July 13, 2002       July 14, 2001       Increase
                                                --------------      --------------    -------------
Average weekly bakery-cafe sales(1)             $      34,650       $      32,590              6.3%

Operating weeks(1)                                    4,824.7             3,525.6             36.8%

(1) Excludes the one specialty bakery-cafe and closed locations.

Ron Shaich, chairman and chief executive officer, commented, "We are very pleased with our record second quarter results. Our 63% growth in year over year earnings per share was fueled by our very strong average unit volumes, which have risen to $1.8 million on an annualized basis, and the development activity those volumes engender. These record results further demonstrate the consumer's growing desire for a higher quality food experience rooted in bread expertise. That trend, in turn, speaks to the potential of Panera Bread to significantly expand its number of bakery-cafes and its earnings in the future."

BUSINESS OUTLOOK

The company continues to target full year fiscal 2002 earnings per share of $0.70, which represents a 52% increase over earnings per share of $0.46 in fiscal year 2001. The third and fourth quarters' earnings per share targets remain $0.16 and $0.24, respectively.

The company is targeting comparable bakery-cafe sales increases in the 3% to 4% range.

The company also continues to target the opening of 115 new bakery-cafes in 2002 (25 company-owned and 90 franchised). The remaining opening targets break down into 24 bakery-cafes in the third quarter (3 company-owned and 21 franchised) and 42 in the fourth quarter (9 company-owned and 33 franchised).

The company also reiterates its commitment to the 2003 earnings per share target of $0.98, which would be a 40% increase over the 2002 earnings per share target.

The company will discuss these results in a conference call today, August 22, 2002, at 1:00 PM Central Daylight Time. To access the call, go to http://www.panerabread.com/pages/a_ir_news.php, where it will also be archived for 90 days.

Panera Bread Company owns and franchises bakery-cafes under the Panera Bread and Saint Louis Bread Co. names. The company is a leader in the emerging specialty bread/cafe category due to its unique bread combined with a quick, casual dining experience. Additional information is available on the company's website, www.panerabread.com.

Matters discussed in this news release, including any discussion or impact, express or implied, on the Company's anticipated growth, operating results and future earnings per share contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The statements identified by the words "believe", "positioned", "estimate", "project", "target", "continue", "will", "intend", "expect", "future", "anticipates", and similar expressions express management's present belief, expectations or intentions regarding the Company's future performance. The Company's actual results could differ materially from those set forth in the forward-looking statements due to known and unknown risks and uncertainties and could be negatively impacted by a number of factors. These factors include but are not limited to the following: the availability of sufficient capital to the Company and the developers party to franchise development agreements with the Company; variations in the number and timing of bakery-cafe openings; public acceptance of new bakery-cafes; competition; national and regional weather conditions; changes in restaurant operating costs, particularly food and labor; and other factors that may affect retailers in general. These and other risks are discussed from time to time in the Company's SEC reports, including its Form 10-K for the year ended December 29, 2001.

                              PANERA BREAD COMPANY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)
                    (in thousands, except per share amounts)


                                                            FOR THE TWELVE WEEKS ENDED    FOR THE TWENTY-EIGHT WEEKS ENDED
                                                          ------------------------------  --------------------------------
                                                          JULY 13, 2002    JULY 14, 2001   JULY 13, 2002   JULY 14, 2001
                                                          -------------    -------------   -------------   -------------
Revenues:
   Bakery-cafe sales ..................................   $      48,192    $      34,445   $     107,669   $      76,559
   Franchise royalties and fees .......................           6,096            4,267          13,400           9,336
   Commissary sales to franchisees ....................           7,986            4,968          18,210          11,061
                                                          -------------    -------------   -------------   -------------
        Total revenue .................................          62,274           43,680         139,279          96,956
                                                          -------------    -------------   -------------   -------------

Costs and expenses:
   Bakery-cafe expenses:
      Cost of food and paper products .................          15,296           10,858          33,186          24,045
      Labor ...........................................          14,619           10,250          32,563          22,670
      Occupancy .......................................           3,414            2,505           7,750           5,562
      Other operating expenses ........................           6,733            4,662          14,584          10,473
                                                          -------------    -------------   -------------   -------------
        Total bakery-cafe expenses ....................          40,062           28,275          88,083          62,750
   Commissary cost of sales to franchisees ............           7,329            4,670          16,774          10,242
   Depreciation and amortization ......................           3,139            2,396           6,927           5,258
   General and administrative expenses ................           5,609            4,419          12,893           9,760
                                                          -------------    -------------   -------------   -------------
        Total costs and expenses ......................          56,139           39,760         124,677          88,010
                                                          -------------    -------------   -------------   -------------
Operating profit ......................................           6,135            3,920          14,602           8,946
Interest expense ......................................               6               31              14              61
Other (income) expense, net ...........................             (10)              41             191              21
Minority interest .....................................              40               --              70              --
                                                          -------------    -------------   -------------   -------------
Income before income taxes ............................           6,099            3,848          14,327           8,864
Income taxes ..........................................           2,226            1,494           5,229           3,450
                                                          -------------    -------------   -------------   -------------
        Net income ....................................   $       3,873    $       2,354   $       9,098   $       5,414
                                                          =============    =============   =============   =============
Net income per common share - basic ...................   $         .13    $         .08   $         .32   $         .20
                                                          =============    =============   =============   =============
Net income per common share - diluted .................   $         .13    $         .08   $         .30   $         .19
                                                          =============    =============   =============   =============
Weighted average shares of common and common
   equivalent shares outstanding
   Basic ..............................................          28,845           27,814          28,733          27,422
                                                          =============    =============   =============   =============
   Diluted ............................................          30,025           29,300          29,874          28,793
                                                          =============    =============   =============   =============

                              PANERA BREAD COMPANY
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                 MARGIN ANALYSIS
                                   (unaudited)

         The following table sets forth the percentage relationship to total revenues, except where otherwise indicated, of certain items included in the Company's consolidated statements of operations for the period indicated. Percentages may not add due to rounding:


                                                         FOR THE TWELVE WEEKS ENDED         FOR THE TWENTY-EIGHT WEEKS ENDED
                                                     ----------------------------------    ----------------------------------
                                                      JULY 13, 2002      JULY 14, 2001      JULY 13, 2002      JULY 14, 2001
                                                     ---------------    ---------------    ---------------    ---------------
Revenues:
   Bakery-cafe sales .............................              77.4%              78.9%              77.3%              79.0%
   Franchise royalties and fees ..................               9.8                9.8                9.6                9.6
   Commissary sales to franchisees ...............              12.8               11.4               13.1               11.4
                                                     ---------------    ---------------    ---------------    ---------------
        Total revenue ............................             100.0%             100.0%             100.0%             100.0%
                                                     ---------------    ---------------    ---------------    ---------------

Costs and expenses:
   Bakery-cafe expenses(1):
      Cost of food and paper products ............              31.7               31.5               30.8               31.4
      Labor ......................................              30.3               29.8               30.2               29.6
      Occupancy ..................................               7.1                7.3                7.2                7.3
      Other operating expenses ...................              14.0               13.5               13.5               13.7
                                                     ---------------    ---------------    ---------------    ---------------
        Total bakery-cafe expenses ...............              83.1               82.1               81.8               82.0
                                                     ---------------    ---------------    ---------------    ---------------
   Commissary cost of sales to franchisees(2) ....              91.8               94.0               92.1               92.6
   Depreciation and amortization .................               5.0                5.5                5.0                5.4
   General and administrative expenses ...........               9.0               10.1                9.3               10.1
                                                     ---------------    ---------------    ---------------    ---------------
Operating profit .................................               9.9                9.0               10.5                9.2
Interest expense .................................                --                0.1                 --                0.1
Other expense (income), net ......................                --                0.1                0.1                 --
Minority interest ................................               0.1                 --                0.1                 --
                                                     ---------------    ---------------    ---------------    ---------------
Income before income taxes .......................               9.8                8.8               10.3                9.1
Income taxes .....................................               3.6                3.4                3.8                3.6
                                                     ---------------    ---------------    ---------------    ---------------
        Net income ...............................               6.2%               5.4%               6.5%               5.6%
                                                     ===============    ===============    ===============    ===============

(1) As a percentage of Company bakery-cafe sales.
(2) As a percentage of commissary sales to franchisees.